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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 March 20, 1998

                          Exigent International, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                  333-5753                    59-3379927
(State of incorporation)  (Commission File Number)          (IRS Employer
                                                        Identification Number)


                    --------------------------------------

                                1225 Evans Road
                        Melbourne, Florida   32904-2314
                                (407) 952-7550

    (Address, zip code and telephone number of principal executive offices)

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

     On March 18, 1998, the Board of Directors of Exigent International, Inc. ("Exigent") adopted resolutions changing Exigent's certifying accountant to Ernst & Young LLP. The engagement letter was executed on March 20, 1998. The change will be effective after the audit for the fiscal year ended January 31, 1998. The certifying accountant for the previous years and the 1998 fiscal year, Hoyman, Dobson & Company, P.A., will continue to provide various accounting services to Exigent and its subsidiaries. The change was made because the new certifying accountant has greater national name recognition.

     The principal accountant's report on the financial statements for the previous two years has not contained an adverse opinion or disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. Exigent has not had any disagreements with its principle accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during its two most recent fiscal years or since then. During its two most recent fiscal years or since then, Exigent has not been advised by its principal accountant: (i) that the internal controls necessary for Exigent to develop reliable financial information do not exist; (ii) that information has come to the accountant's attention that has led the accountant to no longer be able to rely on management's representations or that have made the accountant unwilling to be associated with the financial statements prepared by management; (iii) of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention that if further investigated may materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements covering a period subsequent to the date of the most recent financial statements covered by an audit report or cause the accountant to be unwilling to rely on management's representations or be associated with Exigent's financial statements; or (iv) that information has come to the accountant's attention that the accountant has concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

Item 5.  Other Events.

     Exigent has adopted an incentive stock option plan for nonemployee independent directors of Exigent. The plan entitles independent directors who are granted options to purchase up to 120,000 Common Shares of Exigent at not less than the fair market value of the underlying Common Shares on the date of grant. An independent director who is granted options under the plan is entitled to receive options to purchase 40,000 Common Shares which options will become exercisable at a rate of 2,500 shares per quarter provided that the holder continues to serve on the Exigent Board of Directors and attends at least 75% of the Board of Directors meeting held during the twelve months preceding the vesting date. Each option has a term of ten years. The options are nontransferable. A copy of the plan is attached as an exhibit to this report.

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Contemporaneously herewith, Exigent is filing Form S-8 to register the 120,000
Common Shares underlying the options.

Item 7.  Financial Statements and Exhibits.

     (c) The following documents are furnished as exhibits to this report:


Exhibit                                                     Page
Number     Description of Documents                        Number
-------    ------------------------                        ------
   4       Independent Director Stock Option Plan (5NQ)       4
  16       Letter re Change in Certifying Accountant         13




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Exigent International, Inc.



Date: March 30, 1998                By:     /s/Don F. Riordan, Jr.
                                            -----------------------
                                    Title:  Treasurer
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